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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): October 5, 2004
                                                         ------------------


                            The Lamson & Sessions Co.
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               (Exact Name of Registrant as Specified in Charter)


          Ohio                          1-313                   34-0349210
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)


   25701 Science Park Drive, Cleveland, Ohio                    44122-7313
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   (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:           (216) 464-3400
                                                     ---------------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01  OTHER EVENTS.
           ------------

         On October 5, 2004, The Lamson & Sessions Co. (the "Company") issued a press release announcing that the Company is exploring strategic alternatives for creating shareholder value. A copy of the press release issued by the Company is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

         (c)      Exhibits:
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                  Number                  Exhibit
                  ------                  -------
                  99.1                    Press release, dated October 5, 2004


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                THE LAMSON & SESSIONS CO.


                                By: /s/ James J. Abel
                                   ----------------------------
                                    Name:  James J. Abel
                                    Title: Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer


Dated: October 5, 2004



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                                INDEX TO EXHIBITS
                                -----------------


         NUMBER           EXHIBIT
         ------           -------
          99.1            Press release, dated October 5, 2004